SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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American Capital Mortgage Investment Corp.

(Name of Registrant as Specified in its Charter)

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AMERICAN CAPITAL MORTGAGE INVESTMENT CORP.

NOTICE OF 2015 ANNUAL MEETING OF

STOCKHOLDERS TO BE HELD ON APRIL 21, 2015

DATE AND TIME:	Tuesday, April 21, 2015, at 9:00 a.m., Eastern Time

PLACE:	Hyatt Regency Bethesda, 7400 Wisconsin Avenue, Bethesda, Maryland 20814

ITEMS OF BUSINESS:	1)	To elect the Board of Directors, with each director serving a one-year term and until his or her successor is elected and qualified;

2)	To ratify the selection of Ernst & Young LLP to serve as our independent public accountant for the year ending December 31, 2015; and

3)	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

In addition, there will be a presentation on our business and stockholders will have an opportunity to ask questions.

WHO CAN VOTE:	You are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements of the Annual Meeting if you were a common stockholder of record at the close of business on February 26, 2015.

VOTING:	Your vote is important and we urge you to vote. You may vote in person at the Annual Meeting, by telephone, through the internet or by mailing your completed proxy card (or voting instruction form, if you hold your shares through a broker, bank or other nominee). See Question 5 of “Questions and Answers About the 2015 Annual Meeting and Voting” in the accompanying proxy statement for additional information regarding voting.

MEETING ADMISSION:	If you wish to attend the Annual Meeting in person, we request that you register in advance with our Investor Relations department by following the instructions set forth in response to Question 14 of “Questions and Answers About the 2015 Annual Meeting and Voting” in the accompanying proxy statement.

DATE OF DISTRIBUTION:	This notice, the proxy statement, the accompanying proxy card and our annual report to stockholders, which includes our annual report on Form 10-K with audited financial statements for the year ended December 31, 2014, are first being sent to our common stockholders on or about March 17, 2015.

BY ORDER OF THE BOARD OF DIRECTORS,

Samuel A. Flax

Executive Vice President and Secretary

March 17, 2015

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 21, 2015

This proxy statement and our annual report to stockholders, which includes our annual report on Form 10-K for the fiscal year ended December 31, 2014, are available free of charge on the internet at www.MTGE.com/2015proxymaterials.

PROXY STATEMENT

This proxy statement contains information about the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of American Capital Mortgage Investment Corp., a Maryland corporation (“MTGE,” the “Company,” “we” and “us”).

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QUESTIONS AND ANSWERS ABOUT THE 2015 ANNUAL MEETING AND VOTING

QUESTIONS AND ANSWERS

ABOUT THE 2015 ANNUAL MEETING AND VOTING

1.	WHY DID I RECEIVE THESE PROXY MATERIALS?

Our Board of Directors is furnishing this proxy statement to you to solicit proxies on its behalf to be voted at the Annual Meeting on Tuesday, April 21, 2015, at 9:00 a.m., Eastern Time, at the Hyatt Regency Bethesda, 7400 Wisconsin Avenue, Bethesda, Maryland 20814. The proxies also may be voted at any adjournments or postponements of the meeting.

All properly executed written proxies, and all properly completed proxies submitted by telephone or by the internet, that are delivered pursuant to this solicitation will be voted at the Annual Meeting in accordance with the directions given in the proxy, unless the proxy is revoked before the completion of voting at the meeting.

2.	WHAT IS A PROXY?

It is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. Samuel A. Flax and John R. Erickson have been designated as proxies by the Board of Directors for the Annual Meeting.

3.	WHAT IS THE RECORD DATE AND WHAT DOES IT MEAN?

The record date for the Annual Meeting is February 26, 2015 (the “record date”). The record date is established by the Board of Directors and only common stockholders of record at the close of business on the record date are entitled to:

a.	receive notice of the meeting; and
b.	vote at the meeting and any adjournments or postponements of the meeting.

Each common stockholder of record on the record date is entitled to one vote for each share of common stock held. On the record date, there were 51,164,902 shares of common stock outstanding.

4.	WHAT IS THE DIFFERENCE BETWEEN A STOCKHOLDER OF RECORD AND A STOCKHOLDER WHO HOLDS STOCK IN STREET NAME?

If your shares of common stock are registered in your name on the books and records of our transfer agent, you are a common stockholder of record.

If your shares of common stock are held for you through an intermediary in the name of your broker, bank or other nominee, your shares are held in street name. The answer to Question 10 below describes brokers’ discretionary voting authority and when your broker, bank or other nominee is permitted to vote your shares of common stock without instructions from you. For shares held through a benefit or compensation plan or a broker, bank or other nominee, you may vote by submitting voting instructions to your plan trustee, broker, bank or nominee. If you attend the Annual Meeting, you may withdraw your proxy and vote in person.

It is important that you vote your shares of common stock if you are a stockholder of record and, if you hold shares in street name, that you provide appropriate voting instructions to your broker, bank or other nominee as discussed in the answer to Question 10 below.

5.	WHAT ARE THE DIFFERENT METHODS THAT I CAN USE TO VOTE MY SHARES OF COMMON STOCK?

You may submit your proxy or vote your shares of our common stock by any of the following methods:

By Telephone or the Internet—Common stockholders can vote their shares via telephone or the internet as instructed in the proxy card or the voting instruction form. The telephone and internet procedures are designed to authenticate a stockholder’s identity, to allow common stockholders to vote their shares and to confirm that their instructions have been properly recorded.

By Mail—A common stockholder who receives a paper proxy card or voting instruction form or requests a paper proxy card or voting instruction form by telephone or internet may elect to vote by mail and should complete, sign and date the proxy card or voting instruction form and mail it in the pre-addressed envelope that accompanies the delivery of the proxy card or voting instruction form. For common stockholders of record, proxy cards submitted by mail must be received by the date and time of the Annual Meeting. For common stockholders who hold their shares through an intermediary, such as a broker, bank or other nominee, the voting instruction form submitted by mail must be mailed by the deadline imposed by your broker, bank or other nominee for your shares to be voted.

In Person—Shares of common stock held in your name as the stockholder of record may be voted by you in person at the Annual Meeting. Shares of common stock held beneficially in street name may be voted by you in person at the Annual Meeting only if you obtain a “legal” proxy from

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QUESTIONS AND ANSWERS ABOUT THE 2015 ANNUAL MEETING AND VOTING

the broker, bank or other nominee that holds your shares giving you the right to vote the shares and bring that “legal” proxy to the meeting.

6.	WHAT ITEMS WILL BE VOTED ON AT THE ANNUAL MEETING?

Proposal	Board Recommendations
1) Election of nine directors, each to serve a one-year term	FOR each of the nominees
2) Ratification of the appointment of Ernst & Young LLP to serve as our independent public accountant for the year ending December 31, 2015	FOR

The Board of Directors does not intend to bring other matters before the Annual Meeting except items incidental to the conduct of the meeting. However, on all other matters properly brought before the meeting, or any adjournments or postponements thereof, by the Board of Directors or others, the persons named as proxies in the accompanying proxy card, or their substitutes, will vote in accordance with their discretion.

7.	WHO COUNTS THE VOTES?

We will retain an independent tabulator to receive and tabulate the proxies and independent inspectors of election to certify the results.

8.	WHAT IF A STOCKHOLDER DOES NOT SPECIFY A CHOICE FOR A MATTER WHEN RETURNING A PROXY?

Stockholders should specify their voting choice for each matter on the accompanying proxy. If no specification is made, such shares will be voted “FOR” the election of the nine director nominees and “FOR” the ratification of Ernst & Young LLP as our independent public accountant for the year ending December 31, 2015.

9.	WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares.

We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is

Computershare Investor Services. Computershare’s address is P.O. Box 30170 College Station, TX 77842-3170; you can reach Computershare at 1-800-733-5001 (from within the United States or Canada) or 781-575-3400 (from outside the United States or Canada).

10.	WILL MY SHARES BE VOTED IF I DO NOT PROVIDE MY PROXY?

Stockholders of Record—If you are a stockholder of record (see Question 4 above), your shares of common stock will not be voted if you do not provide your proxy unless you vote in person at the Annual Meeting. It is important that you vote your shares.

Street Name Holders—If your shares of common stock are held in street name (see Question 4 above) and you do not provide your signed and dated voting instruction form to your broker, bank or other nominee, your shares may be voted by your broker, bank or other nominee but only under certain circumstances. Specifically, under applicable rules, shares held in the name of your broker, bank or other nominee may be voted by your broker, bank or other nominee on certain “routine” matters if you do not provide voting instructions.

The only proposal to be voted on at the Annual Meeting that is considered a “routine” matter for which brokers, banks or other nominees may vote uninstructed shares is the ratification of the appointment of Ernst & Young LLP as the Company’s independent public accountant. The other proposal (specifically, the election of director nominees) is not considered “routine” under applicable rules, so the broker, bank or other nominee cannot vote your shares on this proposal unless you provide to the broker, bank or other nominee voting instructions for this matter. If you do not provide voting instructions on the matter, your shares of common stock will not be voted on the matter, which is referred to as a “broker non-vote.” It is, therefore, important that you vote your shares.

11.	ARE ABSTENTIONS AND BROKER NON-VOTES COUNTED?

Abstentions and broker non-votes will not be included in vote totals and will not affect the outcome of the vote at the Annual Meeting. See Question 10 above for more information about broker non-votes.

12.	HOW CAN I REVOKE A PROXY?

The enclosed proxy is solicited on behalf of the Board of Directors and is revocable at any time prior to the voting of the proxy, by the filing of an instrument revoking it, or a duly executed proxy bearing a later date, with our Secretary,

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QUESTIONS AND ANSWERS ABOUT THE 2015 ANNUAL MEETING AND VOTING

addressed to our principal executive offices at 2 Bethesda Metro Center, 14th Floor, Bethesda, Maryland 20814. In the event that you attend the Annual Meeting, you may revoke your proxy and cast your vote personally at the meeting.

13.	WHO WILL PAY THE COST OF THIS PROXY SOLICITATION?

We will bear the cost of soliciting proxies on the accompanying form. In addition to the use of mail, our officers and American Capital MTGE Management, LLC (our “Manager”) may solicit proxies by telephone or facsimile. Upon request, we will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding our proxy materials to beneficial owners of our common stock.

14.	HOW DO I OBTAIN ADMISSION TO THE ANNUAL MEETING?

If you wish to attend the Annual Meeting in person, we request that you register in advance with our Investor Relations department either by email at IR@MTGE.com or by telephone at (301) 968-9220. Attendance at the Annual Meeting will be limited to persons presenting proof of stock ownership on the record date and picture identification. If you hold shares directly in your name as the stockholder of record, proof of ownership could include a copy of your account statement or a copy of your stock certificate(s). If you hold shares through an intermediary, such as a broker, bank or other nominee, proof of stock ownership could include a proxy from your broker, bank or other nominee or a copy of your brokerage or bank account statement.

15.	HOW MANY VOTES MUST BE PRESENT TO HOLD THE ANNUAL MEETING?

In order for us to conduct the Annual Meeting, common stockholders entitled to cast a majority of all the votes entitled to be cast as of February 26, 2015 must be present in person or by proxy at the meeting. This is referred to as a quorum. Your shares are counted as present at the Annual Meeting if you attend the meeting and vote in person or if you properly return a proxy by internet, telephone or mail.

Abstentions and shares of record held by a broker, bank or other nominee (“broker shares”) that are voted on any matter are included in determining the number of shares present. Broker shares that are not voted on any matter will not be included in determining whether a quorum is present.

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BOARD AND GOVERNANCE MATTERS

BOARD AND GOVERNANCE MATTERS

Our Board of Directors is currently comprised of five independent directors and four affiliated directors, Malon Wilkus, John R. Erickson, Samuel A. Flax and Alvin N. Puryear. The following table sets forth the current members of our Board of Directors and their committee membership, if any:

Name	Director Since	Executive	Audit(1)	Compensation and Corporate Governance(2)
Malon Wilkus	2011	Chair
John R. Erickson	2011
Samuel A. Flax	2013
Alvin N. Puryear	2011	✓
Robert M. Couch*	2011		✓
Morris A. Davis*	2011			✓
Randy E. Dobbs*	2011			Chair
Larry K. Harvey*	2011	✓	Chair
Prue B. Larocca*	2013		✓	✓

*	Director is “independent,” as defined in Rule 5605(a)(2) of The NASDAQ Global Select Market’s marketplace rules (the “NASDAQ rules”).

(1)	Each member of the Audit Committee is “independent,” as defined in Rules 5605(a)(2) and 5605(c)(2) of the NASDAQ rules and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board of Directors has determined that Mr. Harvey is an “audit committee financial expert,” as defined in Item 407 of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”).

(2)	Each member of the Compensation and Corporate Governance Committee is “independent,” as defined in Rules 5605(a)(2) and 5605(d)(2) of the NASDAQ rules.

Board Leadership Structure

Mr. Wilkus has served as our Chair and Chief Executive Officer since our incorporation in March 2011. We believe that combining the positions of Chair and Chief Executive Officer is the best corporate governance leadership structure for us at this time because it permits clear accountability, effective decision-making and alignment on corporate strategy.

Although we believe that it is more effective for us to combine the positions of Chair and Chief Executive Officer, we recognize the importance of strong independent leadership on the Board. We believe that our Board’s independent oversight continues to be substantial. Our Board of Directors has determined that all of the current directors, except Messrs. Wilkus, Erickson and Flax and Dr. Puryear, are “independent” as defined in the NASDAQ rules. Our independent directors hold meetings periodically without persons who are members of management present. These directors periodically designate an independent director to serve as the “lead independent director” and preside at these meetings. Presently, our independent directors meet during our Board’s quarterly in-person meetings and may hold additional meetings at the request of the lead independent director or another independent director. The designation of a lead independent director is generally for a one-year term or until his or her successor is elected, and a lead independent director may be re-appointed at the end of a term. If the lead independent director is unavailable for a meeting, his or her immediate predecessor will serve as lead independent director for such meeting. Dr. Davis is our current lead independent director.

Each of our Board’s Audit Committee and Compensation and Corporate Governance Committee is composed entirely of independent directors. These independent committees of our Board also have the authority under their respective charters to hire independent advisors and consultants, at our expense, to assist them in performing their duties. An independent director also serves on our Board’s Executive Committee.

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BOARD AND GOVERNANCE MATTERS

Corporate Governance

Our Board of Directors has developed corporate governance practices to help it fulfill its responsibility to stockholders to oversee the work of management in the conduct of our business. The governance practices are memorialized in corporate governance guidelines to assure that the Board will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of management. These guidelines, in conjunction with our Articles of Amendment and Restatement (our “Charter”), Amended and Restated Bylaws, as amended (our “Bylaws”), and committee charters of the Audit Committee and the Compensation and Corporate Governance Committee, form the framework for our governance. All of these documents are available in the Investor Relations section of our web site at www.MTGE.com.

CORPORATE GOVERNANCE HIGHLIGHTS:
¡ Annual election of directors ¡ Five of nine directors are independent ¡ Lead director is independent ¡ Regular meetings of independent directors without members of management or affiliated directors	¡ 100% attendance for Board and committee meetings in 2014 ¡ Stock ownership guidelines for directors ¡ Comprehensive Code of Ethics and Conduct and Corporate Governance Guidelines

Committees of the Board of Directors

Our Board of Directors’ principal standing committees and their primary functions are described below.

Executive Committee

This committee has the authority to exercise all powers of the Board of Directors except for actions that must be taken by the full Board of Directors under Maryland law or our Charter or Bylaws.

Audit Committee

This committee assists the Board of Directors in overseeing:

•	our accounting and financial reporting processes;

•	the integrity and audits of our financial statements;

•	the adequacy of our internal controls over financial reporting, including information technology security and controls relating to the preparation of our financial statements;

•	our compliance with legal and regulatory requirements;

•	the qualifications and independence of our independent registered public accounting firm; and

•	the performance of our independent registered public accounting firm and any internal auditors.

The Audit Committee is also responsible for engaging an independent registered public accounting firm, reviewing with the independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by the independent registered public accounting firm and considering the range of audit and non-audit fees. The committee’s meetings include, whenever appropriate, executive sessions with each of our independent external auditors and our Manager’s internal auditors, without the presence of management.

Compensation and Corporate Governance Committee

This committee’s principal functions are to:

•	evaluate the performance of and compensation paid by us, if any, to our executive officers;

•	evaluate the performance of our Manager;

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BOARD AND GOVERNANCE MATTERS

•

review the compensation and fees payable to our Manager under the management agreement with our Manager (which is described under “Board and Governance Matters—Certain Transactions with Related Persons”);

•	decide whether to renew or terminate the management agreement with our Manager;

•	evaluate the compensation and fees payable to the members of the Board of Directors;

•	administer our equity incentive plan to the extent it is delegated authority by the Board of Directors;

•	review and assist with the development of our executive succession plans; and

•	produce a report on executive compensation required to be included in our proxy statement for our annual meetings.

The Compensation and Corporate Governance Committee also serves as the Board of Director’s standing nominating committee and as such performs the following functions:

•

identifying, recruiting and recommending to the Board of Directors qualified candidates for election as directors and recommending a slate of nominees for election as directors by our common stockholders at the annual meeting of stockholders;

•	developing and recommending to the Board of Directors corporate governance guidelines, including the committee’s selection criteria for director nominees;

•	reviewing and making recommendations on matters involving the general operation of the Board of Directors and our corporate governance;

•	recommending to the Board of Directors nominees for each committee of the Board of Directors; and

•	annually facilitating the assessment of the Board of Directors’ performance as a whole and of the individual directors and reports thereon to the Board of Directors.

Board and Committee Meetings

Under our Bylaws and Maryland law, the Board of Directors is permitted to take actions at regular or special meetings and by written consent. The Board of Directors generally holds regular quarterly meetings and meets on other occasions as necessary. The Board of Directors held eight meetings during 2014. The independent directors also met separately in executive sessions to discuss various matters, including our performance and the performance of our Manager.

Each of the Audit Committee and the Compensation and Corporate Governance Committee schedules regular meetings to coincide with the quarterly in-person meetings of the Board of Directors and also meets at the request of senior management or at such other times as it determines. Our Secretary, in consultation with the chair of the committee, sets agendas for the meetings. Each committee reports regularly to the Board of Directors on its activities at the next regularly scheduled Board meeting following their committee meetings and when appropriate. During 2014, the Audit Committee held five meetings. Our Compensation and Corporate Governance Committee held three meetings during 2014, one of which was held to evaluate and review our Manager’s performance, compensation and the terms of the management agreement with our Manager.

Each of our directors attended 100% of the meetings of the Board of Directors and 100% of the meetings of the committees on which he or she served. Although we do not have a policy on director attendance at the Annual Meeting, directors are encouraged to attend the Annual Meeting. Each of our directors attended the 2014 Annual Meeting either in person or by telephonic conference call.

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BOARD AND GOVERNANCE MATTERS

Risk Oversight

One of the roles of our Board of Directors is being responsible for the general oversight of the Company, including the performance of our executive officers, our Manager and the Company’s risk management processes, to assure that the long-term interests of our stockholders are being served. In performing its risk oversight function, the Board, directly or through its standing committees, regularly reviews our material strategic, operational, financial, compensation and compliance risks with senior management. In particular, the Board receives updates at each regular meeting on the Company’s strategic plan, which addresses, among other things, the risks and opportunities facing us, as well as our investment platforms.

The Board of Directors also recognizes the importance of effective executive leadership to our success and is actively engaged in overseeing the operational risks related to succession planning. The Board of Directors routinely discusses staffing for critical roles, and potential replacements for key personnel are given exposure to the Board of Directors during meetings and other events. In addition, the Board of Directors is regularly updated on the Manager’s strategies for recruiting, developing and retaining outstanding personnel at the Manager and its affiliates, as applicable.

The Board has delegated certain risk management oversight responsibility to its committees as follows:

•

Regulatory Compliance Risk:  The Board, both directly and through the Audit Committee, receives regular reports from our Manager’s legal, accounting and internal audit representatives on regulatory matters, including the Company’s compliance with its REIT qualification and exemption from the Investment Company Act of 1940, compliance with our Code of Ethics and Conduct (“Code of Ethics”) and our Manager’s compliance with the Investment Advisers Act of 1940.

•

Financial and Accounting Risk:  The Audit Committee oversees the Company’s management of its financial, accounting, internal controls and liquidity risks through regular meetings with our Chief Financial Officer, senior representatives of our Manager’s accounting, tax, auditing and legal departments and representatives of the Company’s independent public accountant.

•	Litigation Risk: The Compensation and Corporate Governance Committee monitors the Company’s litigation, if any.

•

Compensation and Benefit Plan Risk:  The Compensation and Corporate Governance Committee considers the extent to which our director compensation and benefit plan programs may create risk for the Company.

•	Governance Risk: The Compensation and Corporate Governance Committee also oversees risks related to Board organization, membership and structure and corporate governance.

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BOARD AND GOVERNANCE MATTERS

Director Compensation

During 2014, each independent director was paid a retainer for service on the Board of Directors at an annual rate of $60,000 payable quarterly in advance. In addition, the Chair of our Audit Committee was paid a retainer at an annual rate of $15,000, the Chair of our Compensation and Corporate Governance Committee was paid an annual retainer of $10,000, and our lead independent director was paid an annual retainer of $10,000, each payable quarterly in advance.

Directors are also reimbursed for travel expenses incurred in connection with Board and committee meetings and Board-related functions. Directors who are employees or directors of American Capital, Ltd. (“American Capital”) or any of its affiliates, including our Manager, do not receive any compensation from us for service as a member of the Board of Directors. American Capital, however, does have a policy to pay its non-employee directors fees for serving on the board of directors of its portfolio companies or its funds under management (such as MTGE) and under this policy, Dr. Puryear received $60,000 from American Capital for his service on our Board of Directors during 2014, in lieu of any payment by us.

On April 22, 2014, each of our independent directors received 3,844 restricted stock units (“RSUs”), which vest on May 22, 2015, subject to their continued service on our Board of Directors, under the American Capital Mortgage Investment Corp. Amended and Restated Equity Incentive Plan (the “Amended Equity Incentive Plan”) described below. Each RSU represents the right to receive an equivalent number of shares of common stock, plus dividend equivalents, subject to the terms of the Amended Equity Incentive Plan.

The following table sets forth the compensation received by each independent director during 2014:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Robert M. Couch	60,000	75,000	—	—	—	—	135,000
Morris A. Davis	70,000	75,000	—	—	—	—	145,000
Randy E. Dobbs	70,000	75,000	—	—	—	—	145,000
Larry K. Harvey	75,000	75,000	—	—	—	—	150,000
Prue B. Larocca	60,000	75,000	—	—	—	—	135,000

(1)	For amounts under the column “Stock Awards,” we disclose the fair value associated with the RSU award granted to each director in 2014, measured in dollars and calculated in accordance with Financial Accounting Standards Board ASC Topic 718, Compensation-Stock Compensation (“ASC 718”), as required by Securities and Exchange Commission (“SEC”) regulations. Each award represents the right to receive 3,844 shares of common stock (calculated by dividing the value of the award by the closing price of a share of common stock on the grant date, which was $19.51 on April 22, 2014), plus any dividend equivalents on the RSUs, subject to the terms and conditions of the Amended Equity Incentive Plan. As of December 31, 2014, each independent director had unvested RSU equivalents of 4,099 shares of common stock, including dividend equivalents on the RSUs.

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BOARD AND GOVERNANCE MATTERS

Equity Incentive Plan

The Amended Equity Incentive Plan provides for the issuance of equity-based awards, including stock options, restricted stock, restricted stock units, unrestricted stock awards and other awards based on our common stock that may be made by us to our directors and employees.

The Amended Equity Incentive Plan is administered by our Board of Directors (the “plan administrator”), which from time to time may delegate all or a portion of its authority to a committee established by our Board of Directors. The plan administrator has the authority to make awards to eligible participants and to determine what form the awards will take and the terms and conditions of the awards. Except as provided below with respect to equitable adjustments, the plan administrator may not take any action that would have the effect of reducing the exercise or purchase price of any award granted under the Amended Equity Incentive Plan without first obtaining the consent of our stockholders.

If any shares subject to an award granted under the Amended Equity Incentive Plan are forfeited, cancelled, exchanged or surrendered or if an award terminates or expires without a distribution of shares to the participant, or if shares of our common stock are surrendered or withheld by us as payment of either the exercise price of an award and/or withholding taxes in respect of an award, the shares of common stock with respect to such award will again be available for awards under the Amended Equity Incentive Plan. Upon the exercise of any award granted in tandem with any other award, the related award will be cancelled to the extent of the number of shares of common stock as to which the award is exercised and, notwithstanding the foregoing, that number of shares will no longer be available for awards under the Amended Equity Incentive Plan.

In the event that the plan administrator determines that any dividend or other distribution (whether in the form of cash, common stock, or other property), recapitalization, stock split, reverse split, reorganization, merger or other similar corporate transaction or event, affects our common stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants under the Amended Equity Incentive Plan, then the plan administrator will make equitable changes or adjustments to: (i) the number and kind of shares of common stock or other property (including cash) that may thereafter be issued in connection with awards; (ii) the number and kind of shares of common stock or other property (including cash) issued or issuable in respect of outstanding awards; (iii) the exercise price, grant price or purchase price relating to any award and (iv) the performance goals, if any, applicable to outstanding awards. In addition, the plan administrator may determine that any equitable adjustment may be accomplished by making a payment to the award holder, in the form of cash or other property (including but not limited to shares of our common stock).

Each stock option granted under the Amended Equity Incentive Plan has a term of no longer than 10 years, and has an exercise price that is no less than 100% of the fair market value of our common stock on the date of grant of the award. The plan administrator determines the terms and conditions of each grant of restricted stock or restricted stock units under the Amended Equity Incentive Plan. Restricted stock units confer on the participant the right to receive cash, common stock or other property, as determined by the plan administrator, having a value equal to the number of shares of our common stock that are subject to the award. The holders of awards of restricted stock or restricted stock units may be entitled to receive dividends or, in the case of restricted stock units, dividend equivalents, which in either case may be payable immediately or on a deferred basis at such time as is determined by the plan administrator.

The plan administrator may determine to make grants of our common stock that are not subject to any restrictions or a substantial risk of forfeiture or to grant other stock-based awards to eligible participants, the terms and conditions of which will be determined by the plan administrator at the time of grant.

Outstanding restricted stock awards, but not outstanding restricted stock units, under the Amended Equity Incentive Plan will become fully vested, exercisable and/or payable if we undergo a change of control or upon termination of the director’s service, including termination due to the director’s death or disability, but excluding termination of service pursuant to a removal for cause or a voluntary resignation.

The Amended Equity Incentive Plan automatically expires on January 28, 2024, the tenth anniversary of the date on which it was adopted by our Board of Directors. Our Board of Directors may terminate, amend, modify or suspend the Amended Equity Incentive Plan at any time, subject to stockholder approval as required by law or stock exchange rules. The plan administrator may amend the terms of any outstanding award under the Amended Equity Incentive Plan at any time. No amendment or termination of the Amended Equity Incentive Plan, or any outstanding award, may adversely affect any of the rights of an award holder without the holder’s consent.

AMERICAN CAPITAL MORTGAGE INVESTMENT CORP. – Proxy Statement    9

BOARD AND GOVERNANCE MATTERS

Stock Ownership Guidelines

Our Board of Directors believes that directors more effectively represent the best interests of the Company if they are stockholders themselves. Thus, independent directors are encouraged to own shares of our common stock equal in value to three times the annual cash Board retainer (which was $60,000 for 2014) within the later of five years of joining the Board or April 22, 2019. The minimum number of shares to be held by the independent directors will be calculated on the first trading day of each calendar year based on the closing price of our common stock on that date. In calculating the number of shares held by each independent director for purposes of these guidelines, 50% of the shares of common stock underlying any unvested stock-based awards and 100% of the shares of common stock underlying any vested stock-based awards shall be included. In the event the cash retainer increases or the stock price decreases, causing an independent director to be out of compliance after having been in compliance, the director will have three years to return to compliance. The Compensation and Corporate Governance Committee may waive or modify these requirements in certain situations.

In addition, our Board of Directors has adopted a policy prohibiting our executive officers and directors from pledging or margining any shares of our common stock (regardless of whether such stock is owned directly or indirectly as such terms are used in the SEC rules promulgated under the Exchange Act. The Compensation and Corporate Governance Committee may waive or modify these requirements in certain situations.

Director Nomination Process

Nominations for election to the Board of Directors may be made by the Compensation and Corporate Governance Committee of the Board of Directors, or by any common stockholder entitled to vote for the election of directors. Candidates proposed by common stockholders will be evaluated by the Compensation and Corporate Governance Committee under the same criteria that are applied to other candidates.

Board Membership Criteria

Although there is not a formal list of qualifications, in discharging its responsibilities to nominate candidates for election to the Board of Directors, the Compensation and Corporate Governance Committee endeavors to identify, recruit and nominate candidates based on the following eligibility and experience criteria: a candidate’s integrity and business ethics, strength of character, judgment, experience and independence, as well as factors relating to the composition of the Board of Directors, including its size and structure, the relative strengths and experience of current directors and principles of diversity, including diversity of experience, personal and professional backgrounds, race, gender and age. Although the committee does not have formal objective criteria for determining the amount of diversity needed on the Board of Directors, it is one of the factors the committee considers in its evaluation. In nominating candidates to fill vacancies created by the expiration of the term of a member of the Board of Directors, the committee determines whether the incumbent director is willing to stand for re-election. If so, the committee evaluates his or her performance in office to determine suitability for continued service, taking into consideration the value of continuity and familiarity with our business.

Certain Transactions with Related Persons

Related Person Transaction Policies

Our Board of Directors has adopted a policy providing that any investment transaction between American Capital or any of its affiliates and us or any of our subsidiaries requires the prior approval of a majority of our independent directors.

Our Board of Directors has also adopted a policy regarding the approval of any “related person transaction,” which is any transaction or series of transactions in which we or any of our subsidiaries is or are to be a participant, the amount involved exceeds $120,000, and a “related person” (as defined under SEC rules) has a direct or indirect material interest. Under the policy, a related person would need to promptly disclose to our Secretary any related person transaction and all material facts about the transaction. Our Secretary would then assess and promptly communicate that information to the Compensation and Corporate Governance Committee of our Board of Directors. Based on its consideration of all of the relevant facts and circumstances, this committee will decide whether or not to approve such transaction and will generally approve only those transactions that do not create a conflict of interest. If we become aware of an existing related person transaction that has not been pre-approved under this policy, the transaction will be referred to this committee, which will evaluate all options available, including ratification, revision or termination of such transaction. Our policy requires any director who may be interested in a related person transaction to recuse himself or herself from any consideration of such related person transaction.

10    AMERICAN CAPITAL MORTGAGE INVESTMENT CORP. – Proxy Statement

BOARD AND GOVERNANCE MATTERS

Our Code of Ethics, which was reviewed and approved by our Board of Directors and provided to all of our directors and officers, our Manager and the persons who provide services to us pursuant to the administrative services agreement, requires that all such persons avoid any situations or relationships that involve actual or potential conflicts of interest, or perceived conflicts of interest, between an individual’s personal interests and the interests of MTGE. Pursuant to our Code of Ethics, each of these persons must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to their supervisor or our Secretary. If a conflict is determined to exist, the person must disengage from the conflict situation or terminate his provision of services to us. Our chief executive officer, chief financial officer, principal accounting officer, chief investment officer and certain other persons who may be designated by our Board of Directors or its Audit Committee, whom we collectively refer to as our financial executives, must consult with our Secretary with respect to any proposed actions or arrangements that are not clearly consistent with our Code of Ethics. In the event that a financial executive wishes to engage in a proposed action or arrangement that is not consistent with our Code of Ethics, the financial executive must obtain a waiver of the relevant provisions of our Code of Ethics in advance from our Audit Committee. We intend to post amendments to or waivers from the Code of Ethics (to the extent applicable to our financial executives) on our web site www.MTGE.com.

Related Person Transactions

We have entered into a management agreement with our Manager with an initial term that ended August 9, 2014 with automatic one-year extension options thereafter. The management agreement may only be terminated by either us or our Manager without cause, as defined in the management agreement, after the expiration of the current term, provided that either party provide 180-days prior written notice of non-renewal of the management agreement. If we were not to renew the management agreement without cause, we must pay a termination fee on the last day of the applicable term, equal to three times the average annual management fee earned by our Manager during the prior 24-month period immediately preceding the most recently completed month prior to the effective date of termination. We may only not renew the management agreement with or without cause with the consent of a majority of our independent directors.

We pay our Manager a management fee payable monthly in arrears in an amount equal to one-twelfth of 1.50% of our Equity. Our Equity is defined as our month-end stockholders’ equity, adjusted to exclude the effect of any unrealized gains or losses included in either retained earnings or other comprehensive income (loss), each as computed in accordance with GAAP. There is no incentive compensation payable to our Manager pursuant to the management agreement. In addition, we reimburse our Manager for expenses directly related to our operations incurred by our Manager, but excluding employment-related expenses of our Manager’s officers and employees of American Capital and its affiliates who provide services to us pursuant to the administrative services agreement described below.

In addition, we may not, without the consent of our Manager, employ any employee of the Manager or any of its affiliates, including American Capital, or any person who has been employed by our Manager or any of its affiliates at any time within the two year period immediately preceding the date on which the person commences employment with us for two years after such termination of the management agreement. As of the date of this proxy statement, no such termination notice has been given in connection with the expiration of the initial or subsequent term.

We rely on our Manager to administer our business activities and day-to-day operations, subject to the supervision and oversight of our Board of Directors. Because neither we nor our Manager have employees (other than employees of Residential Credit Solutions, Inc. (“RCS”), a subsidiary of MTGE), our Manager has entered into an administrative services agreement with American Capital and the parent company of our Manager, pursuant to which our Manager has access to their employees, infrastructure, business relationships, management expertise, information technologies and capital raising capabilities, legal and compliance functions and accounting, treasury and investor relations capabilities, which allow our Manager to fulfill all of its responsibilities under the management agreement. However, we are not a party to, or a third party beneficiary under the administrative services agreement. In addition, neither the administrative services agreement nor the management agreement requires our Manager, the parent company of our Manager or American Capital to dedicate specific personnel to our operations nor requires any specific personnel of the parent company of our Manager or American Capital to dedicate a specific amount of time to our business. All of our officers are also officers of our Manager, the parent company of our Manager and/or American Capital.

We have not entered into any other transactions in which any other director or officer or stockholder of ours or our Manager has any material interest.

AMERICAN CAPITAL MORTGAGE INVESTMENT CORP. – Proxy Statement    11

BOARD AND GOVERNANCE MATTERS

Compensation and Corporate Governance Committee Interlocks and Insider Participation

No member of the Compensation and Corporate Governance Committee during fiscal year 2014 served as an officer, former officer or employee of ours or had a relationship disclosable under “Board and Governance Matters—Certain Transactions with Related Persons.” Further, during 2014, none of our executive officers served as:

•

a member of the compensation committee (or equivalent) of any other entity, one of whose executive officers served as one of our directors or was an immediate family member of a director, or served on our Compensation and Corporate Governance Committee; or

•	a director of any other entity, one of whose executive officers or their immediate family member served on our Compensation and Corporate Governance Committee.

12    AMERICAN CAPITAL MORTGAGE INVESTMENT CORP. – Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS

PROPOSAL 1: ELECTION OF DIRECTORS

Pursuant to our Charter and Bylaws, common stockholders elect each of the members of the Board of Directors annually. The term of each director will expire at the Annual Meeting. Each director has been nominated by the Compensation and Corporate Governance Committee of the Board of Directors, in accordance with our Bylaws, to stand for re-election at the Annual Meeting and to hold office until our annual meeting to be held in 2016 and until his or her successor is duly elected and qualified. It is expected that each of the nominees will be able to serve, but if any such nominee is unable to serve for any reason, the proxies reserve discretion to vote or refrain from voting for a substitute nominee or nominees. A common stockholder using the enclosed form of proxy can vote for or withhold his or her vote from any or all of the nominees.

We believe that all of our directors, each of whom is a nominee for re-election, possess the personal and professional qualifications necessary to serve as a member of our Board of Directors. Our directors have been evaluated by the Compensation and Corporate Governance Committee pursuant to the guidelines described above under “Board and Governance Matters—Board Membership Criteria” and the determination was made that each of them fulfills and exceeds the qualities that we look for in members of our Board of Directors. Messrs. Wilkus, Erickson and Flax and Dr. Puryear are affiliates of our Manager. Other than Messrs. Wilkus, Erickson and Flax and Dr. Puryear, each of the nominees is independent as defined in the NASDAQ rules.

The information set forth below is as of February 26, 2015, with respect to each of our directors, each a nominee for election at the Annual Meeting. The business address of each nominee is American Capital Mortgage Investment Corp., 2 Bethesda Metro Center, 14th Floor, Bethesda, Maryland 20814. We have highlighted specific attributes for each Board member below.

Director Nominee Biographies and Qualifications

MALON WILKUS, 63
Director Since: 2011 Board Committees: •Executive (Chair)

Professional Experience:

Mr. Wilkus has served as our Chair and Chief Executive Officer since our incorporation in March 2011 and as the Chief Executive Officer of American Capital MTGE Management, LLC, our Manager, since April 2011. Mr. Wilkus founded American Capital, Ltd. (NASDAQ: ACAS), the indirect owner of our Manager, in 1986 and has served as its Chief Executive Officer and Chairman of the Board of Directors since that time, except for the period from 1997 to 1998 during which he served as Chief Executive Officer and Vice Chairman of the Board of Directors. He also served as President of American Capital from 2001 to 2008 and from 1986 to 1999. Mr. Wilkus has been the Chairman of European Capital Limited, a European private equity and mezzanine fund, since its formation in 2005. In addition, Mr. Wilkus is the Chief Executive Officer and President of American Capital Asset Management, LLC (f/k/a American Capital, LLC), the asset fund management portfolio company of American Capital and the owner of the parent company of our Manager. Mr. Wilkus has also served as the Chair and Chief Executive Officer of American Capital Agency Corp. (NASDAQ: AGNC) since January 2008 and as the Chief Executive Officer of its manager, American Capital AGNC Management, LLC, since April 2011. He previously served as President of American Capital Agency Corp. from January 2008 to April 2011. Additionally, Mr. Wilkus has served as the Chair and Chief Executive Officer of American Capital Senior Floating, Ltd. (NASDAQ: ACSF) since February 2013. He has also served on the board of directors of over a dozen middle-market companies in various industries.

Director Qualifications:

Mr. Wilkus’ extensive board and senior executive experience investing in and managing private and public investment vehicles, and his financial expertise and deep knowledge of our business as our Chief Executive Officer strengthen our Board’s collective qualifications, skills, experience and viewpoints.

AMERICAN CAPITAL MORTGAGE INVESTMENT CORP. – Proxy Statement    13

PROPOSAL 1: ELECTION OF DIRECTORS

JOHN R. ERICKSON, 55

Professional Experience:

Mr. Erickson has served as our Executive Vice President and Chief Financial Officer since our incorporation in March 2011 and as Executive Vice President and Treasurer of our Manager since July 2011 and April 2011, respectively. Mr. Erickson has also served as the Executive Vice President and Chief Financial Officer and a member of the board of directors of American Capital Agency Corp. (NASDAQ: AGNC) since January 2008 and February 2013, respectively, and as the Executive Vice President and Treasurer of its manager, American Capital AGNC Management, LLC, since July 2011 and April 2011, respectively. Mr. Erickson has also served as Executive Vice President and Chief Financial Officer of American Capital Senior Floating, Ltd. (NASDAQ: ACSF) since February 2013. In addition, he is Executive Vice President and Treasurer of American Capital Asset Management, LLC, the asset fund management portfolio company of American Capital. Mr. Erickson has also served as the President, Structured Finance of American Capital since 2008 and as its Chief Financial Officer since 1998. He also held the position of Executive Vice President of American Capital from 2001 to 2008. Mr. Erickson has been a member of the board of directors of RCS since November 2013. From 1991 to 1998, Mr. Erickson was the Chief Financial Officer of Storage USA, Inc., a REIT formerly traded on the New York Stock Exchange (NYSE: SUS).

Director Since: 2011 Board Committees: • None

Director Qualifications:

Mr. Erickson’s extensive senior executive experience, his financial expertise and his deep knowledge of our business as our Executive Vice President and Chief Financial Officer strengthen our Board’s collective qualifications, skills, experience and viewpoints.

SAMUEL A. FLAX, 58

Professional Experience:

Mr. Flax has served as our Executive Vice President and Secretary since our incorporation in March 2011 and as Executive Vice President, Chief Compliance Officer and Secretary of our Manager since July 2011, February 2012 and April 2011, respectively. Mr. Flax has also served as Executive Vice President and Secretary and a member of the board of directors of American Capital Agency Corp. (NASDAQ: AGNC) since January 2008 and July 2011, respectively, and Executive Vice President, Chief Compliance Officer and Secretary of

Director Since: 2013 Board Committees: • None
its manager, American Capital AGNC Management, LLC since July 2011, February 2012 and April 2011, respectively. In addition, he is Executive Vice President, Chief Compliance Officer and Secretary of American Capital Senior Floating, Ltd. (NASDAQ: ACSF) and of American Capital Asset Management, LLC, the asset fund management portfolio company of American Capital. Mr. Flax has also served as the Executive Vice President, General Counsel, Chief Compliance Officer and Secretary of American Capital since January 2005. In addition, Mr. Flax has been a member of the board of directors of RCS, since November 2013. Mr. Flax was a partner in the corporate and securities practice group of the Washington, D.C. law firm of Arnold & Porter LLP from 1990 to January 2005. At Arnold & Porter LLP, he represented American Capital in raising debt and equity capital, advised the company on corporate, securities and other legal matters and represented the company in many of its investment transactions.

Director Qualifications:

Mr. Flax’s extensive senior executive and legal experience and his deep knowledge of our business as our Executive Vice President and Secretary strengthen our Board’s collective qualifications, skills, experience and viewpoints.

14    AMERICAN CAPITAL MORTGAGE INVESTMENT CORP. – Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS

ALVIN N. PURYEAR, 77
Director Since: 2011 Board Committees: • Executive

Professional Experience:

Dr. Puryear is Professor Emeritus of Management and Entrepreneurship at Baruch College of the City University of New York where he was the initial recipient of the Lawrence N. Field Professorship in Entrepreneurship. Additionally, Dr. Puryear is a management consultant, who advises existing and new businesses with high-growth potential. Prior to his appointment at Baruch College, Dr. Puryear was on the faculty of the graduate school of business administration at Rutgers University. During leaves-of-absence from Baruch, he served as a Vice President at the Ford Foundation and First Deputy Comptroller for the City of New York. Before joining the academic community, he held executive positions in finance and information technology with the Mobil Corporation and Allied Chemical Corporation, respectively. He is also a member of the Boards of Directors of American Capital, Ltd. (NASDAQ: ACAS) and American Capital Agency Corp. (NASDAQ: AGNC).

Director Qualifications:

Dr. Puryear’s extensive academic and board service and his experiences in finance, corporate governance and executive compensation matters strengthen our Board’s collective qualifications, skills, experience and viewpoints.

ROBERT M. COUCH, 57
Director Since: 2011 Board Committees: • Audit

Professional Experience:

Mr. Couch is Counsel to Bradley Arant Boult Cummings LLP, a law firm based in Birmingham, Alabama. Additionally, Mr. Couch is Chairman of ARK Real Estate Strategies, LLC. ARK is the manager of the ARK Real Estate Opportunity Fund I, LLC, an investment fund focused on distressed residential real estate. Mr. Couch is a member of the Board of Directors of Prospect Holding Company, LLC, the parent company of Prospect Mortgage of Sherman Oaks, California. He is also a director of MAX Exchange LLC, a start-up company primarily focused on the design and establishment of an electronic mortgage exchange. In December 2011, Mr. Couch was appointed to the Bipartisan Policy Center Housing Commission. From June 2007 to November 2008, Mr. Couch served as General Counsel of the United States Department of Housing and Urban Development, or HUD. From December 2006 until June 2007, Mr. Couch served as Acting General Counsel of HUD. Mr. Couch began his service at HUD as President of Ginnie Mae from June 2006 until June 2007. Prior to his government service, Mr. Couch served as President and Chief Executive Officer of New South Federal Savings Bank. He holds a Juris Doctor degree from Washington and Lee University and is a certified public accountant (inactive). Mr. Couch also serves on the board of directors of American Capital Agency Corp. (NASDAQ: AGNC).

Director Qualifications:

Mr. Couch’s extensive senior executive and board experience, including in real estate and government, strengthen our Board’s collective qualifications, skills, experience and viewpoints.

AMERICAN CAPITAL MORTGAGE INVESTMENT CORP. – Proxy Statement    15

PROPOSAL 1: ELECTION OF DIRECTORS

MORRIS A. DAVIS, 43

Professional Experience:

Dr. Davis is the Paul V. Profeta Chair of Real Estate and the Academic Director of the Center for Real Estate Studies at the Rutgers Business School, where he has worked since September 2014. Previously, Dr. Davis was the James A. Graaskamp Chair of Real Estate in the Department of Real Estate at the University of Wisconsin-Madison, where he worked from September 2006 through August 2014. Dr. Davis was also the Academic Director of the James A. Graaskamp Center for Real Estate at the University of Wisconsin-Madison. He is currently on the Academic Advisory Council of the Federal Reserve Bank of Chicago and served in 2007 as a Research Associate at the Federal Reserve Bank of Cleveland. From July 2002 to August 2006, Dr. Davis was an economist at the Federal Reserve Board working in the Flow of Funds Section. From October 2001 to July 2002, he was Director of Yield Optimization at Return Buy, Inc. and from August 1998 to October 2001, Dr. Davis was an economist at the Macroeconomics and Quantitative Studies Section of the Federal Reserve Board. Dr. Davis is widely published on issues related to the U.S. housing markets and a frequent lecturer. He holds a Ph.D. in Economics from the University of Pennsylvania. Dr. Davis also serves on the board of directors of American Capital Agency Corp. (NASDAQ: AGNC).

Director Since: 2011 Board Committees: • Compensation and Corporate Governance

Director Qualifications: Dr. Davis’s expertise in economics and finance matters strengthens our Board’s collective qualifications, skills, experience and viewpoints.

RANDY E. DOBBS, 64

Professional Experience:

Mr. Dobbs is an Operating Partner at Welsh, Carson, Anderson & Stowe (“Welsh Carson”), a private equity firm. In addition, Mr. Dobbs has been a self-employed business consultant and business speaker since the end of 2010. From April 2012 to January 2015, Mr. Dobbs served as Chief Executive Officer for Matrix Medical Network, a portfolio company of Welsh Carson and a provider of home health assessments for Medicare Advantage clients across 32 states. Prior to that, he was a Senior Operating Executive at Welsh Carson, where he was responsible for portfolio company operational oversight, business acquisitions and equity opportunity development. From February 2005 to October 2008, he was the Chief Executive Officer of US Investigations Services, Inc. and its subsidiaries (“USIS”). USIS provides business intelligence and risk management solutions, security and related services and expert staffing solutions for businesses and federal agencies. From April 2003 to February 2005, Mr. Dobbs was President and Chief Executive Officer of Philips Medical Systems, North America, a manufacturer of systems for imaging, radiation oncology and patient monitoring, as well as information management and resuscitation products. Prior to April 2003, Mr. Dobbs spent 27 years with General Electric Company where he held various senior level positions, including President and Chief Executive Officer of GE Capital, IT Solutions. Mr. Dobbs also serves on the board of directors of American Capital Agency Corp. (NASDAQ: AGNC) and the board of directors of various private equity companies and previously served on the board of directors of Savvis, Inc. (NASDAQ: SVVS) from November 2010 to August 2011.

Director Since: 2011 Board Committees: • Compensation and Corporate Governance (Chair)

Director Qualifications: Mr. Dobbs’s extensive senior executive experience managing a wide variety of businesses strengthens our Board’s collective qualifications, skills, experience and viewpoints.

16    AMERICAN CAPITAL MORTGAGE INVESTMENT CORP. – Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS

LARRY K. HARVEY, 50
Director Since: 2011 Board Committees: • Executive • Audit (Chair)

Professional Experience:

Mr. Harvey served as Executive Vice President and Chief Financial Officer of Host Hotels & Resorts, Inc. (NYSE: HST) (“Host”) from 2007 to 2013 and served as its Treasurer from 2007 to 2010. From 2006 to 2007, Mr. Harvey served as Senior Vice President, Chief Accounting Officer of Host and from 2003 to 2006, he served as Host’s Senior Vice President and Corporate Controller. Prior to rejoining Host in 2003, he served as Chief Financial Officer of Barceló Crestline Corporation, formerly Crestline Capital Corporation. Prior to that, Mr. Harvey was Host’s Vice President of Corporate Accounting, before the spin-off of Crestline in 1998. Mr. Harvey also serves on the board of directors of American Capital Agency Corp. (NASDAQ: AGNC) and American Capital Senior Floating, Ltd. (NASDAQ: ACSF). Mr. Harvey is an “audit committee financial expert” (as defined in Item 407 of Regulation S-K under the Securities Act).

Director Qualifications:

Mr. Harvey’s public company accounting, finance and risk management expertise, including his extensive experience as a senior executive of a REIT responsible for the preparation of financial statements, strengthens our Board’s collective qualifications, skills, experience and viewpoints.

PRUE B. LAROCCA, 63
Director Since: 2013 Board Committees: • Audit • Compensation and Corporate Governance

Professional Experience:

Ms. Larocca is a retired investment banking executive and a widely recognized expert in the areas of housing finance and securitization. In addition, Ms. Larocca is a member of the board of the Housing Preservation Foundation and the Washington School for Girls and previously served two terms on the board of the American Securitization Trade Association. Ms. Larocca was a Managing Director of Royal Bank of Scotland (“RBS”) in the Mortgage Backed and Asset Backed Finance Group from 1997 until her retirement from RBS in 2011. Prior to joining RBS, Ms. Larocca was a Senior Vice President at Lehman Brothers in the mortgage finance business, managed the consumer and single family securitization business for the Resolution Trust Corporation and practiced law with the firms of Milbank, Tweed, Hadley and McCloy as well as Kutak Rock. She is a graduate of the Georgetown University Law Center and Indiana University. Ms. Larocca also serves on the board of directors of American Capital Agency Corp. (NASDAQ: AGNC).

Director Qualifications:

Ms. Larocca’s extensive and lengthy expertise in mortgage finance and asset securitization strengthens our Board’s collective qualifications, skills, experience and viewpoints.

Conclusion and Recommendation; Vote Required

The election of directors nominated in Proposal 1 requires the affirmative vote of a plurality of the votes cast by holders of our common stock at the Annual Meeting. The affirmative vote of a “plurality” of the votes cast refers to the nominees receiving the most votes for election being elected. In the context of the election of nine directors at the Annual Meeting, it will mean that the nine candidates receiving the highest number of FOR votes cast will be elected. Broker non-votes will have no effect on the outcome of the proposal. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE NOMINEES NAMED ABOVE.

AMERICAN CAPITAL MORTGAGE INVESTMENT CORP. – Proxy Statement    17

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANT

PROPOSAL 2:

RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANT

Ernst & Young LLP has served as our independent public accountant since our initial public offering and, at a meeting on February 17, 2015, the Audit Committee approved the appointment of Ernst & Young LLP to audit our financial statements for 2015. This selection is subject to ratification or rejection by our common stockholders. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement if he or she so desires and is expected to be available to respond to appropriate questions.

Independent Public Accountant’s Fees

Ernst & Young LLP performed various audit and other services for us during 2014. Fees for professional services provided by Ernst & Young LLP in 2014 and 2013 in each of the following categories are:

	2014	2013
Audit Fees	$1,199,000	$776,000
Audit-Related Fees	–	–
Tax Compliance and Consulting Fees	31,000	29,250
All Other Fees	–	–
Total Fees	$1,230,000	$805,250

Audit Fees

“Audit Fees” relate to fees and expenses billed by Ernst & Young LLP for the annual audit, including the audit of our financial statements, audit of internal control over financial reporting, audit services for our subsidiaries as required by statute or regulation, review of our quarterly financial statements and for comfort letters and consents related to stock issuances.

Tax Fees

“Tax Compliance and Consulting Fees” relate to fees billed for professional services for tax compliance and consulting on tax related matters.

Pre-Approval Policy

All services rendered by Ernst & Young LLP were permissible under applicable laws and regulations, and were pre-approved by the Audit Committee for 2014 in accordance with its pre-approval policy. The Audit Committee has established a policy regarding the pre-approval of all audit and permissible non-audit services provided by our independent public accountant. The policy requires the Audit Committee to approve each audit or non-audit engagement or accounting project involving the independent public accountant, and the related fees, prior to commencement of the engagement or project to make certain that the provision of such services does not impair the firm’s independence. The committee may delegate its pre-approval authority to one or more of its members, and such member(s) are required to report any pre-approval decisions to the Audit Committee at its next meeting. The Audit Committee has delegated authority to its Chair to pre-approve the engagement and related fees of the independent public accountant for any additional audit or permissible non-audit services. In addition, pursuant to the policy, pre-approval is not required for additional non-audit services if such services result in a de minimus amount of less than 5% of the total annual fees paid by us to the independent public accountant during the fiscal year in which the non-audit services are provided, were not recognized by us at the time of engagement to be non-audit services and are reported to the Audit Committee promptly thereafter and approved prior to the completion of the annual audit.

Conclusion and Recommendation; Vote Required

The affirmative vote of a majority of all of the votes cast by holders of our common stock at the Annual Meeting is required to ratify the appointment of our independent public accountant. Abstentions will have no effect on the outcome of the proposal. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF ERNST & YOUNG LLP AS OUR INDEPENDENT PUBLIC ACCOUNTANT FOR 2015.

18    AMERICAN CAPITAL MORTGAGE INVESTMENT CORP. – Proxy Statement

REPORT OF THE AUDIT COMMITTEE

REPORT OF THE AUDIT COMMITTEE

The Board of Directors has appointed an Audit Committee presently composed of three directors, Ms. Larocca and Messrs. Couch and Harvey. Each of the directors is independent as defined in the NASDAQ rules. The Board of Directors has determined that Mr. Harvey is an “audit committee financial expert” (as defined in Item 407 of Regulation S-K under the Securities Act).

The Audit Committee’s responsibility is one of oversight as set forth in its charter, which is available in the Investor Relations section of our web site at www.MTGE.com. It is not the duty of the Audit Committee to prepare our financial statements, to plan or conduct audits or to determine that our financial statements are complete and accurate and are in accordance with U.S. generally accepted accounting principles. Our management is responsible for preparing our financial statements and for maintaining internal controls. The independent auditors are responsible for auditing the financial statements and for expressing an opinion as to whether those audited financial statements fairly present our financial position, results of operations and cash flows in conformity with U.S. generally accepted accounting principles.

The Audit Committee has reviewed and discussed our audited consolidated financial statements with management and with Ernst & Young LLP, our independent auditors for 2014.

The Audit Committee has discussed with Ernst & Young LLP the matters required to be discussed by Auditing Standard No. 16 (which superseded Auditing Standard No. 61, as amended), as adopted by the Public Company Accounting Oversight Board.

The Audit Committee has received from Ernst & Young LLP the written statements required by Public Company Accounting Oversight Board Rule No. 3526, “Communications with Audit Committees Concerning Independence,” and has discussed Ernst & Young LLP’s independence with Ernst & Young LLP, and has considered the compatibility of non-audit services with the auditor’s independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the year ended December 31, 2014 be included in our Annual Report on Form 10-K for the year ended December 31, 2014, for filing with the Securities and Exchange Commission.

The Audit Committee has approved the appointment of Ernst & Young LLP to serve as our independent public accountants for the year ending December 31, 2015 and has directed that the appointment of Ernst & Young LLP be submitted to our stockholders for ratification.

By the Audit Committee:

Larry K. Harvey, Chair

Robert M. Couch

Prue B. Larocca

Use of Report of the Audit Committee

In accordance with and to the extent permitted by applicable law or regulation, the information contained in the foregoing Report of the Audit Committee is not “soliciting material” and is not to be incorporated by reference into any future filing under the Securities Act or the Exchange Act.

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EXECUTIVE OFFICERS

EXECUTIVE OFFICERS

Executive Officer Biographies

The Board of Directors generally elects officers annually following our annual meeting of stockholders to serve until the meeting of the Board following the next annual meeting. Set forth below is certain information about each executive officer as of February 26, 2015. The business address of each executive officer is American Capital Mortgage Investment Corp., 2 Bethesda Metro Center, 14th Floor, Bethesda, Maryland 20814.

MALON WILKUS, 63

Chair and Chief Executive Officer

Mr. Wilkus has served as our Chair and Chief Executive Officer since our incorporation in March 2011 and as Chief Executive Officer of our Manager since April 2011. He previously served as our President from January 2008 to April 2011. Further information about Mr. Wilkus may be found under “Proposal 1: Election of Directors—Director Nominee Biographies and Qualifications” in this proxy statement.

JOHN R. ERICKSON, 55

Executive Vice President and Chief Financial Officer

Mr. Erickson has served as our Executive Vice President and Chief Financial Officer since our incorporation in March 2011 and as a member of our Board of Directors since July 2011. He has also served as Executive Vice President and Treasurer of our Manager since July 2011 and April 2011, respectively. Further information about Mr. Erickson may be found under “Proposal 1: Election of Directors—Director Nominee Biographies and Qualifications” in this proxy statement.

SAMUEL A. FLAX, 58

Executive Vice President and Secretary

Mr. Flax has served as our Executive Vice President and Secretary since our incorporation in March 2011 and as a member of our Board of Directors since February 2013. He has also served as Executive Vice President, Chief Compliance Officer and Secretary of our Manager since July 2011, February 2012 and April 2011, respectively. Further information about Mr. Flax may be found under “Proposal 1: Election of Directors—Director Nominee Biographies and Qualifications” in this proxy statement.

GARY KAIN, 50

President and Chief Investment Officer

Mr. Kain has served as our President and Chief Investment Officer since March 2011 and as the President of our Manager since April 2011. Mr. Kain has also served as the President and Chief Investment Officer of American Capital Agency Corp. (NASDAQ: AGNC) since April 2011 and January 2009, respectively, and as the President of its manager, American Capital AGNC Management, LLC, since April 2011. Mr. Kain has also been a member of the board of directors of RCS, since November 2013. Mr. Kain served as a Senior Vice President and Managing Director of American Capital from January 2009 to July 2009, after which time he became an employee of the parent company of our Manager. While at American Capital, Mr. Kain headed American Capital’s RMBS investment team. Prior to joining American Capital, Mr. Kain served as Senior Vice President of Investments and Capital Markets of Federal Home Loan Mortgage Corporation (“Freddie Mac”) from May 2008 to January 2009. He also served as Senior Vice President of Mortgage Investments & Structuring of Freddie Mac from February 2005 to April 2008, during which time he was responsible for managing all of Freddie Mac’s mortgage investment activities for the company’s $700 billion retained portfolio. From 2001 to 2005, Mr. Kain served as Vice President of Mortgage Portfolio Strategy at Freddie Mac. From 1995 to 2001, he served as head trader in Freddie Mac’s Securities Sales & Trading Group, where he was responsible for managing all trading decisions including REMIC structuring and underwriting, hedging all mortgage positions, income generation, and risk management. Prior to that, he served as a senior trader, responsible for managing the adjustable-rate mortgage and REMIC sectors.

20    AMERICAN CAPITAL MORTGAGE INVESTMENT CORP. – Proxy Statement

EXECUTIVE OFFICERS

PETER J. FEDERICO, 48

Senior Vice President and Chief Risk Officer

Mr. Federico has served as our Senior Vice President and Chief Risk Officer and as Senior Vice President and Chief Risk Officer of our Manager since May 2011. Mr. Federico has also served as Senior Vice President and Chief Risk Officer of American Capital Agency Corp. (NASDAQ: AGNC) and of its manager, American Capital AGNC Management, LLC, since July 2011. Mr. Federico joined the parent company of our Manager in May 2011. Prior to that, Mr. Federico served as Executive Vice President and Treasurer of Freddie Mac from October 2010 through May 2011, where he was primarily responsible for managing the company’s investment activities for its retained portfolio and developing, implementing and managing risk mitigation strategies. He was also responsible for managing Freddie Mac’s $1.2 trillion interest rate derivative portfolio and short and long-term debt issuance programs. Mr. Federico also served in a number of other capacities at Freddie Mac, including as Senior Vice President, Asset & Liability Management.

CHRISTOPHER J. KUEHL, 41

Senior Vice President, Agency Portfolio Investments

Mr. Kuehl has served as our Senior Vice President, Agency Portfolio Investments since March 2012 and as Senior Vice President of our Manager since April 2011. He has also served as Senior Vice President of American Capital Mortgage Management, LLC, the parent company of our Manager, since August 2010. Mr. Kuehl is also Senior Vice President, Agency Portfolio Investments of American Capital Agency Corp. (NSADAQ: AGNC) and Senior Vice President of its manager, American Capital AGNC Management, LLC. Prior to joining American Capital Mortgage Management, LLC, Mr. Kuehl served as Vice President of Mortgage Investments & Structuring of Freddie Mac. In this capacity, Mr. Kuehl was responsible for directing Freddie Mac’s purchases, sales and structuring activities for all MBS products, including fixed-rate mortgages, ARMs and CMOs. Prior to joining Freddie Mac in 2000, Mr. Kuehl was a Portfolio Manager with TeleBanc/Etrade Bank.

AARON PAS, 34

Senior Vice President, Non-Agency Portfolio Management

Mr. Pas has served as our Senior Vice President, Non-Agency Portfolio Management since March 2014. Mr. Pas has also served as a Senior Vice President of our Manager and of American Capital Mortgage Management, LLC since January 2014 and he previously served as a Vice President of both companies from 2011 until 2014. From 2003-2011, Mr. Pas worked at Freddie Mac, most recently as the Director of Non-Agency Portfolio Management, where he was primarily responsible for managing the firm’s non-agency residential securities portfolio.

Executive Compensation

We did not pay any compensation to our executive officers, nor did we make any grants of plan-based awards of any kind to them, during 2014, and we have no plans to do so for 2015. None of our executive officers received any options or stock directly from us prior to December 31, 2014, and we have no plans to do so for 2015. We do not provide any of our executive officers with pension benefits or nonqualified deferred compensation plans. We do not have any employment agreements with any of our executive officers and are not obligated to make any payments to any of our executive officers upon termination of employment or a change in control of us.

Compensation Discussion and Analysis

We have not paid, and we do not intend to pay, any cash or equity compensation to any of our executive officers and we do not currently intend to adopt any policies with respect thereto. We have engaged American Capital MTGE Management, LLC as our Manager pursuant to the terms of a management agreement, dated August 9, 2011, as amended. See “Board and Governance Matters—Certain Transactions with Related Persons” for a description of the terms of the management agreement, including the management fees payable to our Manager thereunder and our reimbursement obligations to our Manager. Under our management agreement, our Manager has agreed to provide us with a management team, including a chief executive officer, chief financial officer and one or more chief investment officers or similar positions.

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EXECUTIVE OFFICERS

Report of the Compensation and Corporate Governance Committee

Our Compensation and Corporate Governance Committee reviewed and discussed with our management the “Compensation Discussion and Analysis” contained in this proxy statement. Based on that review and discussions, our Compensation and Corporate Governance Committee recommends to the Board of Directors that the “Compensation Discussion and Analysis” be included in this proxy statement.

By the Compensation and Corporate Governance Committee:

Randy E. Dobbs, Chair

Morris A. Davis

Prue B. Larocca

22    AMERICAN CAPITAL MORTGAGE INVESTMENT CORP. – Proxy Statement

OWNERSHIP OF COMPANY EQUITY SECURITIES

OWNERSHIP OF COMPANY EQUITY SECURITIES

Security Ownership of Management and Certain Beneficial Owners

Common Stock

On February 26, 2015, there were 51,164,902 shares of our common stock outstanding. The following table sets forth, as of February 26, 2015 (unless otherwise indicated), the beneficial ownership of each current director, each nominee for director, each of our executive officers, our executive officers and directors as a group and each stockholder known to management to own beneficially more than 5% of the outstanding shares of our common stock. Unless otherwise indicated, we believe that the beneficial owners set forth in the table below have sole voting and investment power.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned		Percentage of Common Stock Beneficially Owned
Beneficial owners of more than 5%:
BlackRock, Inc.(2) 55 East 52nd Street New York, NY 10022	3,904,400		7.63%
The Vanguard Group(3) 100 Vanguard Blvd. Malvern, PA 19355	3,025,109		5.91%
Executive officers and directors:
Malon Wilkus	13,540		*
Gary Kain	186,024		*
John R. Erickson	6,000		*
Samuel A. Flax	2,500		*
Peter J. Federico	26,512		*
Christopher J. Kuehl	20,574		*
Aaron Pas	11,180		*
Robert M. Couch	7,300	(4)	*
Morris A. Davis	500	(4)	*
Randy E. Dobbs	4,500	(4)	*
Larry K. Harvey	8,500	(4)	*
Prue B. Larocca	1,500	(4)	*
Alvin N. Puryear	1,500		*
All executive officers and directors as a group (13 persons)	290,130		*

*	Less than one percent.

(1)	The address of each of the executive officers and directors listed above is c/o American Capital Mortgage Investment Corp., 2 Bethesda Metro Center, 14th Floor, Bethesda, MD 20814.

(2)	This information is based on a Schedule 13G/A filed with the SEC on January 26, 2015 by BlackRock, Inc., as a parent holding company or control person of certain named funds (“BlackRock”). BlackRock is the beneficial owner of 3,904,400 shares and has the sole power to dispose or direct the disposition of 3,904,400 of such shares and to vote or direct the vote of 3,773,917 of such shares.

(3)	This information is based on a Schedule 13G/A filed with the SEC on February 11, 2015 by The Vanguard Group, Inc. (“Vanguard”), as an investment adviser. Vanguard is the beneficial owner of 3,025,109 shares and has the sole power to dispose or direct the disposition of 2,952,832 of such shares, shared power to dispose or direct the disposition of 72,277 of such shares and sole power to vote or direct the vote of 75,977 of such shares.

(4)	Includes 500 shares of unvested restricted common stock granted to this independent director as of February 26, 2015, pursuant to the Amended Equity Incentive Plan.

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OWNERSHIP OF COMPANY EQUITY SECURITIES

Preferred Stock

On February 26, 2015, there were 2,200,000 shares of our 8.125% Series A Cumulative Redeemable Preferred Stock (“Series A Preferred Stock”) outstanding. Under certain circumstances upon a change of control, our Series A Preferred Stock is convertible to shares of our common stock. Holders of our Series A Preferred Stock have no voting rights, except under limited conditions. As of February 26, 2015, none of our current directors, nominees for director or executive officers beneficially owned any shares of our Series A Preferred Stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act and the disclosure requirements of Item 405 of SEC Regulation S-K require that our directors and executive officers, and any persons holding more than 10% of our common stock report their ownership of such equity securities and any subsequent changes in that ownership to the SEC, The NASDAQ Global Select Market and to us. Based on a review of the written statements and copies of such reports furnished to us by our executive officers, directors and greater than 10% beneficial owners, we believe that during fiscal year 2014 all Section 16(a) filing requirements applicable to our executive officers, directors and beneficial owners of 10% or more of our common stock were timely satisfied.

24    AMERICAN CAPITAL MORTGAGE INVESTMENT CORP. – Proxy Statement

QUESTIONS AND ANSWERS ABOUT STOCKHOLDER COMMUNICATIONS AND PROPOSALS

QUESTIONS AND ANSWERS

ABOUT STOCKHOLDER COMMUNICATIONS AND PROPOSALS

1.	WHO IS RESPONSIBLE FOR STOCKHOLDER COMMUNICATIONS?

The Board of Directors is of the view that management is primarily responsible for all communications on behalf of MTGE with stockholders and the public at large. Thus, in addition to our executive officers, our Manager provides us with an investor relations team who communicates with stockholders.

2.	HOW DO I COMMUNICATE WITH THE COMPANY’S BOARD OF DIRECTORS?

Stockholders who wish to communicate with our Board of Directors or with a particular director may send a letter to our Secretary at American Capital Mortgage Investment Corp., 2 Bethesda Metro Center, 14th Floor, Bethesda, MD 20814. Any communication should clearly specify that it is intended to be made to the entire Board of Directors or to one or more particular director(s).

Under this process, our Secretary reviews all such correspondence and will forward to the Board of Directors a summary of all such correspondence and copies of all correspondence that, in the opinion of the Secretary, deals with the functions of the Board of Directors or committees thereof or that he otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by MTGE that is addressed to members of the Board of Directors and request copies of any such correspondence. Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Chair of the Audit Committee and handled in accordance with procedures approved by the Board of Directors with respect to such matters.

A copy of such procedures for the submission and handling of complaints or concerns regarding accounting, internal accounting controls or auditing matters is included in our Code of Ethics, which is published in the Investor Relations section of our web site at www.MTGE.com.

3.	HOW CAN A STOCKHOLDER NOMINATE A DIRECTOR OR SUBMIT A PROPOSAL FOR THE 2016 ANNUAL MEETING?

Stockholder proposals or nominees for the Board of Directors must be made in accordance with the procedures set forth in our Bylaws and described in the following question, and not the procedures set forth in the preceding paragraph.

4.	HOW CAN A STOCKHOLDER SUBMIT A PROPOSAL FOR THE 2016 ANNUAL MEETING OF STOCKHOLDERS?

Proposals received from common stockholders in accordance with Rule 14a-8 under the Exchange Act are given careful consideration by our Compensation and Corporate Governance Committee and our Board of Directors. If a common stockholder intends to present a proposal at the 2016 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act, in order for such stockholder proposal to be included in our proxy statement for that meeting, the stockholder proposal must be received by our Secretary at American Capital Mortgage Investment Corp., 2 Bethesda Metro Center, 14th Floor, Bethesda, Maryland 20814, on or before November 18, 2015.

If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, the proposal will be included in our proxy statement and proxy card relating to such meeting. Nothing in the response to this question shall be deemed to require us to include any stockholder proposal that does not meet all the requirements for such inclusion established by the SEC in effect at that time.

In order for a proposal by a common stockholder submitted outside of Rule 14a-8, including any nominations for the Board of Directors made by common stockholders, to be considered at the 2016 annual meeting of stockholders, such proposal must be made by written notice (setting forth the information required by our current Bylaws) and received by our Secretary not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to March 17, 2016.

Such proposals should be submitted by certified mail, return receipt requested.

5.	HOW CAN I OBTAIN A COPY OF THE COMPANY’S 2014 ANNUAL REPORT ON FORM 10-K AND OTHER SEC FILINGS?

A copy of our 2014 Annual Report on Form 10-K containing audited financial statements was delivered or made available with this proxy statement. Additional copies of our 2014 Annual Report on Form 10-K (without exhibits, unless otherwise requested) are available in print, free of charge, to stockholders requesting a copy by writing to: American Capital Mortgage Investment Corp., Investor Relations, 2 Bethesda Metro Center, 14th Floor, Bethesda, Maryland 20814, or by calling (301) 968-9220. You may review our filings with the SEC by visiting the SEC’s home page on the internet at http://www.sec.gov or by visiting the Investor Relations section of our web site at www.MTGE.com.

AMERICAN CAPITAL MORTGAGE INVESTMENT CORP. – Proxy Statement    25

OTHER MATTERS

OTHER MATTERS

The Board of Directors does not intend to bring other matters before the Annual Meeting except items incidental to the conduct of the meeting. However, on all other matters properly brought before the meeting, or any adjournments or postponements thereof, by the Board of Directors or others, the persons named as proxies in the accompanying proxy card, or their substitutes, will vote in accordance with their discretion.

26    AMERICAN CAPITAL MORTGAGE INVESTMENT CORP. – Proxy Statement

.IMPORTANT ANNUAL MEETING INFORMATION 000004ENDORSEMENT_LINE SACKPACK MR A SAMPLEDESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4MMMMMMMMM ADD 5ADD 6Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.MMMMMMMMMMMMMMMMMMMMMMMMMMM C123456789000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 extElectronic Voting InstructionsAvailable 24 hours a day, 7 days a week!Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on April 21, 2015.Vote by Internet• Go to www.investorvote.com/mtge• Or scan the QR code with your smartphone• Follow the steps outlined on the secure websiteVote by telephone• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone• Follow the instructions provided by the recorded messageAnnual Meeting Proxy Card 1234 5678 9012 345qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. qA Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.1. Election of Directors: For Withhold01 - Robert M. Couch 04 - Larry K. Harvey 07 - Malon Wilkus For Withhold02 - Morris A. Davis 05 - Prue B. Larocca 08 - John R. Erickson For Withhold03 - Randy E. Dobbs 06 - Alvin N. Puryear 09 - Samuel A. Flax For Against Abstain2. Ratification of appointment of Ernst & Young LLP as our independent public accountant for the year ending December 31, 2015. The proxies are authorized to vote in their discretion on any other matter that may properly come before said meeting or any adjournments or postponements thereof.B Non-Voting ItemsChange of Address — Please print new address below.Comments — Please print your comments below.C Authorized Signatures — This section must be completed for your vote to be counted — PLEASE SIGN HERE AND RETURN PROMPTLY.Please sign exactly as your name appears on your stock certificate. If registered in the names of two or more persons, each person should sign. Executors, administrators, trustees, guardians, attorneys, and corporate officers should show their full titles.Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE ANDMR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE ANDMMMMMMM91B V 2246221 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND +020DWC

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy — American Capital Mortgage Investment Corp.THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE 2015 ANNUAL MEETING OF STOCKHOLDERS OF AMERICAN CAPITAL MORTGAGE INVESTMENT CORP. TO BE HELD ON APRIL 21, 2015.The undersigned hereby appoints Samuel A. Flax and John R. Erickson and each of them, as proxies, with full power of substitution, to vote all shares of common stock of the undersigned as shown below on this proxy at the Annual Meeting of Stockholders to be held at the Hyatt Regency Bethesda, 7400 Wisconsin Avenue, Bethesda, Maryland 20814, on Tuesday, April 21, 2015, at 9:00 a.m. Eastern Time, and any adjournments or postponements thereof.This proxy is revocable and your shares of common stock will be voted in accordance with your instructions. If no choice is specified, this proxy will be voted FOR the election of all nominees for Director and FOR the other proposal listed on the reverse side.CONTINUED AND TO BE SIGNED ON REVERSE SIDE